UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2008

DESTINATION MATERNITY CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21196 Commission File number	13-3045573 (I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive
Offices)

(215) 873-2200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03                                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Corporate Name and Restatement of Articles of Incorporation

Effective December 8, 2008, Mothers Work, Inc (the “Company”) changed its corporate name from “Mothers Work, Inc.” to “Destination Maternity Corporation.”  The name change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the registrant with and into the Company.  The Company is the surviving corporation and, in connection with the merger, the Company has amended its Amended and Restated Certificate of Incorporation to change its name to “Destination Maternity Corporation,” pursuant to the Certificate of Ownership and Merger filed with the Delaware Secretary of State on December 8, 2008.  A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.  A copy of the Amended and Restated Certificate of Incorporation, after giving effect to the name change, is attached hereto as Exhibit 3.2.  A copy of a press release issued by the Company in connection with the name change is attached hereto as Exhibit 99.1

Amendment to By-Laws

On December 5, 2008, the Board of Directors of the Company voted to amend the By-laws of the Company to (a) remove the position of Chairman of the Board from the list of officer positions (as the Chairman of the Board position is no longer an officer position of the Company but is now a designation bestowed on a director by the Board), and (b) to delete the reference to the Stock Option Committee (as such Committee’s responsibilities have been subsumed by the Compensation Committee of the Board). The By-laws were changed with an effective date of December 5, 2008. A copy of the By-laws, as amended, is attached hereto as Exhibit 3.3.

Item 9.01               Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of DM Newco, Inc. with and into Mothers Work, Inc., dated December 8, 2008.
3.2	Amended and Restated Certificate of Incorporation of Destination Maternity Corporation.
3.3	Amended and Restated By-laws of Destination Maternity Corporation.
99.1	Press release of Destination Maternity Corporation dated December 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 11, 2008	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of DM Newco, Inc. with and into Mothers Work, Inc., dated December 8, 2008.
3.2	Amended and Restated Certificate of Incorporation of Destination Maternity Corporation.
3.3	Amended and Restated By-laws of Destination Maternity Corporation.
99.1	Press release of Destination Maternity Corporation dated December 8, 2008.